                                  SCHEDULE 14A
                                (RULE (14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential, For Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                                  NexMed, Inc.
                                  ------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

[X]   No fee required.
[ ]   Fee computed on table below Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting gee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                                                                PRELIMINARY COPY


                                  NEXMED, INC.
                            350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 2000

                                   ----------


To Our Shareholders:

      Notice is hereby given to all of the shareholders of NexMed, Inc. (the "Company") that the Annual Meeting of Shareholders (the "Annual Meeting") of the Company will be held in the conference room of the Company's facilities at 350 Corporate Boulevard, Robbinsville, New Jersey on Monday, June 19, 2000 at 10:00 a.m. for the following purposes:

      (1) To elect one person to the Board of Directors of the Company, to serve a three-year term, or until his successor is elected and qualified.

      (2) To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent accountants, as the Company's independent accountants for the ensuing year.

      (3) To consider and vote upon a proposal to approve and adopt an amendment to the Company's Stock Option and Long-Term Incentive Compensation Plan to increase the number of shares authorized thereunder from 3,000,000 to 6,000,000 shares of the Company's common stock.

      (4) To consider and vote upon a proposal to approve and adopt an amendment to the Company's Recognition and Retention Stock Incentive Plan to increase the number of shares authorized thereunder from 1,000,000 to 1,500,000 shares of the Company's common stock.

      (5) To consider and vote upon a proposal to approve and adopt an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of shares of capital stock authorized for issuance by the Company from 50,000,000 to 90,000,000 shares, consisting of 80,000,000 shares of common stock and 10,000,000 shares of preferred stock.

      The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting or any adjournment or postponement thereof are to consider and act upon such other business as may properly come before this Annual Meeting or any adjournment or postponement thereof.

      All shareholders of record of the Company's common stock at the close of business on April 21, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

                                        By Order of the Board of Directors

                                        /s/
                                        ----------------------------------------
                                        Vivian H. Liu
                                        Secretary


April __, 2000
Robbinsville, New Jersey

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE THESE PROXIES BY TELEPHONE AT (800) 240-6326 OR BY INTERNET AT HTTP://WWW.EPROXY.COM/NEXM/. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY OF YOUR PROXIES, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXIES ARE REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

                                                          MAILED TO SHAREHOLDERS
                                                      ON OR ABOUT APRIL __, 2000


                                  NEXMED, INC.
                            350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691
                            -----------------------

                                PROXY STATEMENT
                            -----------------------

GENERAL INFORMATION

      This Proxy Statement is furnished to shareholders of NexMed, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the board of directors (the "Board" or "Board of Directors") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Monday, June 19, 2000 at 10:00 a.m., local time, at the Company's headquarter facilities at 350 Corporate Boulevard, Robbinsville, New Jersey, and any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Vivian H. Liu, the Company's Secretary) a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

      The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.001 per share (the "Common Stock"). The Company may use the services of Norwest Shareowner Services in soliciting proxies and, in such event, the Company expects to pay approximately $10,000, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

      The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on April 21, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock (the "Shareholders") entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were ________ shares of Common Stock outstanding.

      Shareholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the Shareholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR the election of the nominee for director named below and FOR Proposal Nos. 2, 3, 4 and 5.


                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

      The Company's Amended and Restated Articles of Incorporation divide the Company's Board of Directors into three classes, the term of office for each class arranged so that the term of office of one class shall expire at each successive Annual Meeting of Shareholders. The Board of Directors presently consists of five members as follows: Class I directors, Robert W. Gracy, Ph.D and Yu-Chung Wei, whose terms expire in 2001; Class II director, Gilbert S. Banker, Ph.D., whose term expires in 2000 (and if re-elected at the Annual Meeting, in 2003); and Class III directors, Y. Joseph Mo, Ph.D. and James L. Yeager, Ph.D., whose terms expire in 2002.

      At the Annual Meeting, the Shareholders will elect one director to serve as a Class II director. The director who is elected at the Annual Meeting will serve until the Annual Meeting of Shareholders to be held in 2003 and until such director's successor is elected or appointed and qualifies or until such director's earlier resignation or removal. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the director nominee named below. The Board of Directors believes that nominee Gilbert S. Banker will stand for election and will, if elected, serve as a Class II director. However, in the event the nominee is unable or unwilling to serve as a Class II director at the time of the Annual Meeting, the proxies may be voted for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or the Board of Directors may be reduced to no less than three members in accordance with the Amended and Restated Articles of Incorporation of the Company.

      GILBERT S. BANKER, PH.D., nominee for Class II director, has been a director of the Company since September 1995, and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. His current term as a member of the Board of Directors expires in 2000. Dr. Banker Dr. Banker is Dean Emeritus and John Lach Distinguished Professor of Drug Delivery of the College of Pharmacy at the University of Iowa. Dr. Banker is also President & CEO of Biocontrol Inc., a research firm based in Iowa City. From 1985 to 1992, he was Dean and Professor of the College of Pharmacy at the University of Minnesota. Prior to that time, he was the Department Head of Industrial and Physical Pharmacy at Purdue University for 18 years. Dr. Banker has authored numerous publications, lectures internationally and consults to several major pharmaceutical companies. Dr. Banker received his Ph.D. in Industrial Pharmacy from Purdue University in 1957. Dr. Banker is also a member of the Company's Scientific Advisory Committee.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

      The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the election of the Class II director. For purposes of the election of the Class II director, abstentions and broker non-votes will have no effect on the result of the vote.

      THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.

                        EXECUTIVE OFFICERS AND DIRECTORS

      Set forth below is certain information as of the Record Date regarding the executive officers and directors of the Company.

      NAME                        AGE     TITLE
      ----                        ---     -----
      Y. Joseph Mo, Ph.D.         52      Chairman of the Board of Directors,
                                          President and Chief Executive Officer

      James L. Yeager, Ph.D.      53      Director, Vice President, R&D and
                                          Business Development

      Vivian H. Liu               38      Vice President, Corporate Affairs,
                                          Chief Financial Officer and Secretary

      Gilbert S. Banker, Ph.D.    68      Director

      Robert W. Gracy, Ph.D.      58      Director

      Yu-Chung Wei                37      Director

      Biographical information concerning the director nominee is set forth above under the caption "Proposal No. 1 - Election of Directors." Biographical information concerning the remaining directors and executive officers of the Company is set forth below.

      Y. JOSEPH MO, PH.D., is, and has been since 1995, the Chief Executive Officer and President of the Company and Chairman and member of the Board of Directors. His current term as member of the Board of Directors expires in 2002. Prior to joining the Company in 1995, Dr. Mo was President of Sunbofa Group, Inc., an investment consulting company. From 1991 to 1994, he was President of the Chemical Division, and from 1988 to 1994, the Vice President of Manufacturing and Medicinal Chemistry, of Greenwich Pharmaceuticals, Inc. Prior to that, he served in various executive positions with several major pharmaceutical companies, including Johnson & Johnson, Rorer Pharmaceuticals, and predecessors of Smithkline Beecham. Dr. Mo received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1977.

      JAMES L. YEAGER, PH.D., is, and has been since December 1998, a member of the Board of Directors and, since June 1996, Vice President of Research and Development and Business Development. His current term as member of the Board of Directors expires in 2002. Before joining the Company, Dr. Yeager was Vice President of Research and Development of Pharmedic Company. During that time he specialized in building and managing new product development programs. From 1989 to 1992, Dr. Yeager held international managerial positions with Abbott Laboratories. Dr. Yeager received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1978.

      VIVIAN H. LIU is and has been the Vice President of Corporate Affairs and Secretary of the Company since September 1995 and the Chief Financial Officer of the Company since August 1999. In 1994, while the Company was in a transition period, Ms. Liu served as the Chief Executive Officer of the Company. From September 1995 to September 1997, Ms. Liu was Treasurer of the Company. From 1985 to 1994, she was a business and investment adviser to the government of Quebec and numerous Canadian companies with respect to product distribution, technology transfer and investment issues. Ms. Liu received her MPA in International Finance from the University of Southern California and her BA from the University of California, Berkeley.

      ROBERT W. GRACY, PH.D. is and has been a member of the Board of Directors since January 1997 and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. His current term as member of the Board of Directors expires in 2001. Dr. Gracy is the Dean for Research and Biotechnology and Associate Dean for Basic Science at the University of North Texas Health Science Center in Fort Worth, Texas. Since 1985, Dr. Gracy has received over $5 million in research grants and contracts. His current projects focus on three aspects of the biochemical changes associated with aging, changes at the cellular level, wound and tissue repair, and vision impairment. Dr. Gracy is a consultant to several major pharmaceutical companies. Dr. Gracy lectures internationally and has published over 140 papers regarding his research. Dr. Gracy received his Ph.D. in Biochemistry from the University of California, Riverside in 1968 and completed a postdoctoral in Molecular Biology at the Albert Einstein College of Medicine in New York in 1970. Dr. Gracy is also a member of the Company's Scientific Advisory Committee.

      YU-CHUNG WEI is and has been a member of the Board of Directors since March 1997 and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. His current term as member of the Board of Directors expires in 2001. Mr. Wei is President of Dacom Capital Ltd., an investment firm focusing on the web and wireless industries. From 1989 to 1992, Mr. Wei held various managerial positions at Kidder, Peabody Incorporated and Merrill Lynch & Co., Inc., in New York City. He received his MBA in Finance and Management Information Systems from Pace University in New York.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities,
(b) the directors and executive officers of the Company, individually, and (c) directors and executive officers of the Company as a group. Unless otherwise noted herein, the information set forth below is as of the Record Date.


                                                      NUMBER OF SHARES
NAME, POSITION AND ADDRESS(1)                       BENEFICIALLY OWNED(2)   PERCENT OF CLASS (%)
-----------------------------                       ---------------------   --------------------
Y. Joseph Mo, Ph.D.                                      2,360,000 (3)              12.12
Chairman of the Board of Directors,
President and Chief Executive Officer

Vivian H. Liu                                              400,000 (4)               2.05
Vice President-Corporate Affairs, Chief
Financial Officer and Secretary

James L. Yeager, Ph.D.                                     365,000 (5)               1.88
Director and Vice President-
Research and Development and Business
Development

Gilbert S. Banker, Ph.D.                                   155,000 (6)               0.80
Director

Robert W. Gracy, Ph.D.,                                    110,000 (7)               0.57



                                                      NUMBER OF SHARES
NAME, POSITION AND ADDRESS(1)                       BENEFICIALLY OWNED(2)   PERCENT OF CLASS (%)
-----------------------------                       ---------------------   --------------------
Director

Yu-Chung Wei                                                75,000 (8)               0.39
Director

All Executive Officers and Directors as a                3,465,000 (9)              17.80
Group (six persons)

Paramount Capital Asset Management, Inc.                 1,005,412 (10)              5.17
(as representative of five persons group)
787 Seventh Avenue, 48th Floor,
New York, NY 10019

Prudent Bear Fund Inc.                                     999,999 (11)              5.14
8140 Walnut Hill, Suite 300
Dallas, Texas 75231

Vergemont International Limited                          2,000,000 (12)             10.28
Suite 2401-2408, 24F CITIC Tower,
One Tim Mei Avenue, Central, Hong Kong


----------

1) The address for the executive officers and directors of the Company is 350 Corporate Boulevard, Robbinsville, New Jersey, 08691.

2) Except as otherwise noted below, all shares are solely and directly owned, with sole voting and dispositive power.

3) Includes 860,000 shares issuable upon exercise of immediately exercisable stock options.

4) Includes 255,000 shares issuable upon exercise of immediately exercisable stock options.

5) Includes 210,000 shares issuable upon exercise of immediately exercisable stock options.

6) Includes 70,000 shares issuable upon exercise of immediately exercisable stock options.

7) Includes 80,000 shares issuable upon exercise of immediately exercisable stock options.

8) Represents 75,000 shares issuable upon exercise of immediately exercisable stock options.

9) Includes 1,550,000 shares issuable upon exercise of immediately exercisable stock options.

10) Represents a group including Paramount Capital Asset Management, Inc, a New York based investment management firm ("Paramount"), Aries Domestic Fund, L.P., a Delaware limited partnership ("Aries Domestic"), Aries Domestic Fund II, L.P. ("Aries Domestic II"), Aries Master Fund, a Cayman Island exempted company ("Aries Fund") and Lindsay A. Rosenwald, M.D. Paramount is the General Partner to each of Aries Domestic and Aries Domestic II and the Investment Manager to Aries Fund and Rosenwald is the sole stockholder of Paramount. Paramount beneficially owns 1,005,412 shares for which it has shared voting and dispositive power. Aries Domestic beneficially owns 302,807 shares for which it has shared voting and dispositive power. Aries

      Domestic II beneficially owns 11,631 shares for which it has shared voting and dispositive power. Aries Fund beneficially own 609,974 shares for which it has shared voting and dispositive power. Rosenwald beneficially owns 1,005,412 for which she has shared voting and dispositive power. Share information is furnished in reliance on the Schedule 13G dated February 8, 2000 filed with the SEC.

11) Represents a group including David W. Tice & Associates, Inc., an investment adviser incorporated in Texas ("Tice"), and Prudent Bear Funds, Inc., an investment company incorporated in Maryland ("Prudent"). The number of shares includes 333,333 shares of Common Stock issuable upon exercise of warrants and 666,666 shares of Common Stock. Tice beneficially owns 999,999 shares for which it has sole dispositive power and Prudent beneficially owns 999,999 shares for which it has sole voting power. Share information is furnished in reliance on the Schedule 13G dated February 11, 2000 filed with the SEC, which represents holdings as of December 27, 1999.

12) Represents 2,000,000 shares issuable upon exercise of immediately exercisable warrants.


                             DIRECTOR COMPENSATION

      Except for the reimbursement of travel expenses and the provision of incentive grant awards pursuant to the NexMed Inc. Recognition and Retention Stock Incentive Plan, there is no arrangement for the compensation of directors.


                       MEETINGS OF THE BOARD OF DIRECTORS

      During the fiscal year ended December 31, 1999, one meeting of the Board of Directors was held. All of the directors attended such meeting.

      The Board of Directors presently has two committees, the Executive Compensation Committee and the Audit Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

      The Executive Compensation Committee consists of Gilbert S. Banker, Robert
W. Gracy and Yu-Chung Wei. The Executive Compensation Committee establishes remuneration levels for executive officers of the Company and implements incentive programs, including the Stock Option Plan and the Recognition Plan. Since the Executive Compensation Committee was formed on February 7, 2000, it did not meet during 1999.

      The Audit Committee consists of Gilbert S. Banker, Robert W. Gracy and Yu-Chung Wei. The Audit Committee makes recommendations concerning the engagement of independent accountants, reviews with the independent accountants the scope and results of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent accountants and reviews the adequacy of the internal accounting controls. Since the Audit Committee was formed on February 7, 2000, it did not meet during 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Upon effectiveness on May 13, 1997 of the Company's registration statement on Form 10-SB, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company voluntarily became a reporting company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In October 1998, as part of the total consideration of $500,000 for 500 shares of common stock of New Brunswick Medical, Inc., a Delaware company and one of the Company's subsidiaries, a private investor issued a $150,000 promissory note to New Brunswick Medical, Inc. The promissory note bore an interest at 4% per annum and was due on April 11, 1999. In June 1999, the Company acquired the private investor's 500 shares of common stock of New Brunswick Medical, Inc. in exchange for total consideration of approximately $500,000, consisting of 233,333 shares of the Company's common stock, with an estimated fair market value of $350,000, and the forgiveness of the $150,000 note from the private investor.

      During 1998 and 1999, Dr. Y. Joseph Mo, one of the Company's officers and directors, advanced the Company an aggregate of $600,500 under an informal agreement. The advances bore interest at 12% per annum and were due at various intervals in 1999. During 1999, the Company repaid an aggregate of $567,408 of advances and interest payment to Dr. Mo.

      At December 31, 1998, $217,441 of an unsecured, un-collateralized revolving line of credit with the Company's former partner in the China joint venture was outstanding. The line of credit bore interest at 11% per annum and expires in September 2000. During 1998 and 1999, the Company's former joint venture in China also paid $120,000 and $253,000 in rent and management fees, respectively, to the China joint venture partner. In May 1999, the Company sold the joint venture.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1999, 1998 and 1997 to the Chief Executive Officer and its two other most highly compensated executive officers:

NAME AND POSITION                                    FISCAL YEAR   ANNUAL SALARY
-----------------                                    -----------   -------------
Y. Joseph Mo, Ph.D.                                      1999          $ 220,000
Chairman of the Board of Directors,                      1998            120,000
President and Chief Executive Officer(1)                 1997            120,000

Vivian H. Liu                                            1999            158,000
Vice President, Chief Financial                          1998             88,000
Officer and Secretary(2)                                 1997             87,333

James L. Yeager, Ph.D.                                   1999            192,000
Director, Vice-President of R&D and                      1998            100,000
Of Business Development(3)                               1997            100,000

NAME AND POSITION                                    FISCAL YEAR   ANNUAL SALARY
-----------------                                    -----------   -------------
Joseph M. Warusz (4)                                     1999             59,500
                                                         1998             34,615
                                                         1997            -------

(1) Dr Mo receives a salary of $120,000 per year. In December 1999, Dr. Mo received a year-end bonus payment of $100,000.

(2) Ms. Liu receives a salary of $98,000 per year. In December 1999, Ms. Liu received a year-end bonus payment of $60,000.

(3) Dr. Yeager receives a salary of $112,000 per year. In December 1999, Dr. Yeager received a year-end bonus payment of $80,000.

(4) Mr. Warusz was Vice President and Chief Financial Officer and received a salary of $102,000 per year. His employment was terminated on July 30, 1999.

EMPLOYMENT AGREEMENTS

      There are currently no employment agreements between the Company and any of its executive officers.


                            STOCK OPTION INFORMATION

      No stock options were granted during fiscal 1999 to the executive officers named in the Summary Compensation Table above.

      The following table sets forth information concerning the value of unexercised options as of December 31, 1999 held by the executives named in the Summary Compensation Table above. No stock options were exercised during fiscal 1999.

                         FISCAL YEAR-END OPTION VALUES


                           NUMBER OF SECURITIES UNDERLYING
                          UNEXERCISED OPTIONS AT FISCAL YEAR      VALUE OF UNEXERCISED IN-THE-MONEY
                                END [EXERCISABLE (E)/                OPTIONS AT FISCAL YEAR END
        NAME                      UNEXERCISABLE (U)]             EXERCISABLE(E)/UNEXERCISABLE(U) (1)
        ----                      ------------------             -----------------------------------
Y. Joseph Mo, Ph.D.                   1,260,000(E)                          $1,777,500(E)
                                              0(U)                                   0(U)

Vivian H. Liu                           255,000(E)                            $726,875(E)
                                              0(U)                                   0(U)

James L. Yeager, Ph.D.                  210,000(E)                            $431,250(E)
                                              0(U)                                   0(U)

Joseph M. Warusz (4)                          0(E)                                   0(E)
                                              0(U)                                   0(U)


(1)   Based on a closing sale price of $4.125 on December 31, 1999.

(2) On July 30, 1999, Mr. Warusz's employment with us was terminated. In accordance with the terms of the Stock Option and Long-Term Compensation Plan, all unvested options granted to Mr. Warusz thereunder expired on the date of his termination. The Company extended by two weeks the 90 day period available under the Stock Option and Long-Term Incentive Compensation Plan from the date of termination of employment for Mr. Warusz to exercise all vested options granted to him thereunder. Mr. Warusz did not exercise any of his vested options prior to the expiration thereof.

STOCK OPTION AND INCENTIVE AWARD PLANS

      On December 4, 1996, the Company adopted the NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan (the "Stock Option Plan"), for the purpose of attracting, retaining and maximizing the performance of executive officers and key employees, and the NexMed, Inc. Recognition and Retention Stock Incentive Plan (the "Recognition Plan"), for the purpose of attracting and retaining individuals with renown, ability and intelligence to serve the Company as directors and consultants and to provide a direct link between the compensation of such individuals with shareholder value. 1,500,000 shares of Common Stock were reserved by the Company for issuance of awards under the Stock Option Plan and 500,000 shares of Common Stock were reserved for awards under the Recognition Plan. On May 15, 1998, the shareholders approved an additional 1,500,000 shares of Common Stock reserved for issuance of awards under the Stock Option Plan and 500,000 shares of Common Stock reserved for issuance of awards under the Recognition Plan.

      STOCK OPTION PLAN. The Stock Option Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights and restricted stock awards. The Stock Option Plan will be administered by the Executive Compensation Committee of the Board of Directors which was created on February 7, 2000. The exercise price for non-statutory stock options may be equal to or less than 100 percent of the fair market value of shares of Common Stock on the date of grant. The exercise price for incentive stock options may not be less than 100 percent of the fair market value of shares of Common Stock on the date of grant (110 percent of fair market value in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's issued and outstanding shares of Common Stock). Options granted under the Stock Option Plan may not have a term of more than a ten-year period (five years in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's Common Stock) and generally vest over a three to five year period. Options generally terminate three months after the optionee's termination of employment by the Company for any reason other than death, disability or retirement, and are not transferable by the optionee other than by will or the laws of descent and distribution.

      The Stock Option Plan also provides for grants of stock appreciation rights ("SARs") which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of SAR. The exercise price of any SAR granted under the Stock Option Plan will be determined by the Board of Directors in its discretion at the time of the grant. SARs granted under the Stock Option Plan may not be exercisable for more than a ten year period. SARs generally terminate one month after the grantee's termination of employment by the Company for any reason other than death, disability or retirement. Although the Board of Directors has authority to grant SARs, it currently has no plans to grant SARs.

      The Stock Option Plan also provides for grants of restricted stock which consist of grants of shares of Common Stock subject to a restricted period during which the restricted shares may not be sold, assigned, transferred, made subject to a gift, or otherwise disposed of, mortgaged, pledged, or otherwise encumbered may also be made under the Stock Option Plan. At this time, the Board of Directors has not granted, and does not have any plans to grant, restricted stock.

      RECOGNITION PLAN. The Recognition Plan provides for award grants that are substantially similar to those made under the Stock Option Plan. The Recognition Plan will also be administered by the Executive Compensation Committee. An eligible director or consultant selected for participation in this Plan may be granted a non-statutory stock option, a stock appreciation right or restricted stock award. Incentive stock options will not be granted under this Plan. Recognition Plan awards generally vest immediately or over a three-year period and may be subject to attainment of performance goals.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP served as the Company's independent accountants for the fiscal year ended December 31, 1999, and has been appointed by the Board of Directors to continue as the Company's independent accountants for the fiscal year ending December 31, 2000. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of votes cast on this matter, then the appointment of independent accountants will be reconsidered by the Board of Directors. Unless marked to the contrary, any proxy received will be voted for RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

      The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.


                                 PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE NEXMED, INC. STOCK OPTION AND LONG-TERM INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

      The Company adopted and amended the Stock Option Plan on December 4, 1996 and May 15, 1998, respectively. The Company has reserved a total of 3,000,000 shares of Common Stock for issuance of awards under the Stock Option Plan, of which 59,400 shares remained available for future grants as of the Record Date. The Company has amended the Stock Option Plan, subject to Shareholder approval, to increase by 3,000,000, to a total of 6,000,000, the number of shares of Common Stock reserved for issuance of awards under the Stock Option Plan.

      The Board of Directors believes that the approval of this amendment to the Stock Option Plan is in the best interests of the Company and its Shareholders because the availability of an adequate number of shares reserved for issuance under the Stock Option Plan and the ability to grant stock options and make other stock-based awards under the Stock Option Plan is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

SUMMARY OF THE PROVISIONS OF THE STOCK OPTION PLAN, AS AMENDED

      The following summary of the Stock Option Plan, as amended, is qualified in its entirety by the specific language of the Stock Option Plan, a copy of which is available to any Shareholder upon request.

      The purpose of the Stock Option Plan is to attract, retain and maximize the performance of executive officers and key employees. The Stock Option Plan provides for the grant of "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights and restricted stock awards. The Stock Option Plan will be administered by the Executive Compensation Committee of the Board of Directors which was created on February 7, 2000. The exercise price for non-statutory stock options may be equal to or less than 100 percent of the fair market value of shares of Common Stock on the date of grant. The exercise price for incentive stock options may not be less than 100 percent of the fair market value of shares of Common Stock on the date of grant (110 percent of fair market value in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's issued and outstanding shares of Common Stock).

      Options granted under the Stock Option Plan may not have a term of more than a ten-year period (five years in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's Common Stock) and generally vest over a three-year period. Options generally terminate three months after the optionee's termination of employment by the Company for any reason other than death, disability or retirement, and are not transferable by the optionee other than by will or the laws of descent and distribution.

      The Stock Option Plan also provides for grants of stock appreciation rights ("SARs") which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of SAR. The exercise price of any SAR granted under the Stock Option Plan will be determined by the Board of Directors in its discretion at the time of the grant. SARs granted under the Stock Option Plan may not be exercisable for more than a ten year period. SARs generally terminate one month after the grantee's termination of employment by the Company for any reason other than death, disability or retirement. Although the Board of Directors has authority to grant SARs, it does not have any present plans to grant SARs.

      The Recognition Plan also provides for grants of restricted stock which consist of grants of shares of Common Stock subject to a restricted period during which the restricted shares may not be sold, assigned, transferred, made subject to a gift, or otherwise disposed of, mortgaged, pledged, or otherwise encumbered may also be made under the Recognition Plan. At this time, the Board of Directors has not granted, and does not have any plans to grant, restricted stock.

      The Stock Option Plan has a term of ten years. Those employees of the Company who are largely responsible for the management, growth and protection of the Company's business are eligible to participate in the Stock Option Plan. As of the Record Date, twenty employees, including three officers, had outstanding options that were granted under the Stock Option Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

      The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Stock Option Plan and does not attempt to describe all possible federal other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Stock Option Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

      INCENTIVE STOCK OPTIONS. Options designated as incentive stock options are intended to fall within the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of such an option, and no deduction generally is then available to the Company. The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the shares acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. If an optionee does not dispose of his shares for two years following the date the option was granted or within one year following the transfer of the shares upon exercise of the option, the gain on the sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of the shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the optionee will realize ordinary income on the difference between the fair market value of the shares on the date of exercise and the option exercise price or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock. A different rule for measuring ordinary income may apply in the case of optionees who are subject to Section 16 of the Act. Any further gain or loss from the arm's length sale or exchange will be taxable as a long-term or short-term capital gain or loss depending upon the holding period before disposition. Any ordinary income recognized by the optionee upon the disposition of the shares should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by Section 162(m) of the Code. This Section of the Code disallows a public company's deductions for employee remuneration exceeding $1,000,000 per year. Certain special rules apply if an incentive stock option is exercised by tendering stock.

      NONSTATUTORY STOCK OPTIONS. Options that do not qualify as incentive stock options are nonstatutory stock options and have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date of exercise. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. A different rule for measuring ordinary income may apply in the case of optionees who are subject to
Section 16 of the Act. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as capital gain or loss depending on the holding period of the shares. The holding period commences upon exercise of the nonqualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a nonqualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent such deduction is limited by Section 162(m) of the Code. Certain special rules apply if a nonqualified stock option is exercised by tendering stock.

      SARS AND RESTRICTED STOCK AWARDS. A participant will not be required to recognize any income for federal income tax purposes upon the grant of a SAR or shares of Restricted Stock. However, upon settlement of the SAR award (the date of its exercise), the participant will be required to recognize as ordinary income the difference between the grant and exercise price of the shares on which the SAR award is based. This amount will be taxed at ordinary federal income tax rates. Upon settlement of the Restricted Stock award (the date the shares become distributable), the participant will be required to recognize as ordinary income the fair market value of the shares on such date. The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant upon the settlement of the SAR or Restricted Stock award to the extent permitted by Section 162(m) of the Code.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

      The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the approval of this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE STOCK OPTION PLAN BY 3,000,000 SHARES.


                                 PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE NEXMED, INC. RECOGNITION AND RETENTION STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

      The Company adopted and amended the Recognition Plan on December 4, 1996 and May 15, 1998, respectively. The Company has reserved a total of 1,000,000 shares of Common Stock for issuance of awards under the Recognition Plan, of which 503,600 shares remained available for future grants as of the Record Date. The Company has amended the Recognition Plan, subject to Shareholder approval, to increase by 500,000, to a total of 1,500,000, the number of shares of Common Stock reserved for issuance of awards under the Recognition Plan.

      The Board of Directors believes that the approval of this amendment to the Recognition Plan is in the best interests of the Company and its Shareholders because the availability of an adequate number of shares reserved for issuance under the Recognition Plan and the ability to grant stock options and make other stock-based awards under the Recognition Plan is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

SUMMARY OF THE PROVISIONS OF THE RECOGNITION PLAN, AS AMENDED

      The following summary of the Recognition Plan, as amended, is qualified in its entirety by the specific language of such plan, a copy of which is available to any Shareholder upon request.

      The purposes of the Recognition Plan are to attract and retain individuals with renown, ability and intelligence to serve the Company as directors and consultants and to provide a direct link between the compensation of such individuals with Shareholder value. The Recognition Plan provides for incentive award grants that are substantially similar to those made under the Stock Option Plan (see Proposal No. 3 above). As with the Stock Option Plan, it is contemplated that the Recognition Plan is administered by the Executive Compensation Committee which the Company formed on February 7, 2000. An eligible director or consultant selected for participation in this Plan may be granted a non-statutory stock option, a stock appreciation right or a restricted stock award. Incentive stock options will not be granted under this Plan. Recognition Plan awards generally vest over a three-year period and will be subject to attainment of performance goals, with all such terms to be specified in the written grant agreement between the Company and the award holder.

      The Recognition Plan has a term of ten years. Those directors and consultants of the Company who are largely responsible for the management, growth and protection of the Company's business are eligible to participate in the Recognition Plan. As of the Record Date, four directors and two consultants had outstanding options that were granted under the Recognition Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE RECOGNITION PLAN

      In general, no gain or loss is recognized by the option holder at the time an option is granted under the Recognition Plan. Upon the exercise of an option, the difference between the fair market value of the Common Stock on the date of exercise and the option price will be taxable as compensation income to the option holder and the Company would be entitled to a deduction for federal income tax purposes for the same amount. Upon a subsequent sale or exchange of stock acquired pursuant to the exercise of an option, the option holder would have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such shares.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to options that may be granted under the Recognition Plan. The tax consequences of awards made under this Plan are complex, subject to change, and may vary depending on the taxpayer's particular circumstances.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

      The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the approval of this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE RECOGNITION PLAN BY 500,000 SHARES.


                                 PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF STOCK

      The Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") presently authorizes the Company to issue 50,000,000 shares of stock, consisting of 40,000,000 shares of Common Stock and 10,000,000 shares of the Company's preferred stock, par value $.001 per share ("Preferred Stock"). The Nevada General Corporation Law provides that a company's articles of incorporation may be amended to increase or decrease the aggregate number of shares of capital stock that the Company has authority to issue.

      The Board of Directors deems it advisable that the Articles of Incorporation be amended, subject to approval by the stockholders, to increase the aggregate number of shares of common stock of the that the Company has authority to issue.

      The Board of Directors unanimously recommends a vote FOR approval of the amendment of Paragraph A of Article FIFTH of the Company's Articles of Incorporation so that, as amended and restated, it shall read as follows:

      "FIFTH:   A.  The total number of shares of all classes of stock which the
      Corporation shall have authority to issue is ninety million (90,000,000), consisting of eighty million (80,000,000) shares of common stock, par value one-tenth of one cent ($0.001) per share (the "Common Stock") and ten million (10,000,000) shares of preferred stock, par value one-tenth of one cent ($0.001) per share (the "Preferred Stock")."

      The Board of Directors believes the adoption of the foregoing amendment is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, stock dividends or splits, employee benefit plans and other proper corporate purposes. The Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions which would make more difficult or costly, and less likely, a takeover of the Company. In fact, the Board of Directors adopted a shareholder rights plan (the "Rights Plan") pursuant to which it declared a dividend distribution of one preferred share purchase right on each outstanding share of the Common Stock to shareholders of record at the close of business on April 21, 2000. A summary of the Rights Plan is provided in a letter dated April 27, 2000 being sent to such shareholders with this Proxy Statement. The authorized but unissued shares of Common Stock and Preferred Stock would be available for use in connection with the issuance of such rights. The proposed amendment to the Company's Restated Certificate of Incorporation makes no change in authorized Preferred Stock and is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

      At this time, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock other than for the Rights Plan, the Stock Option Plan and the Recognition Plan. Authorized but unissued shares of the Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's shareholders, except as otherwise required by applicable corporate law or stock exchange policies.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

      The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the approval of this proposal. Abstention from voting on the proposal will have the same effect as a negative vote on this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 40,000,000 SHARES.


                             SHAREHOLDER PROPOSALS

      To be considered for presentation at the annual meeting of the Company's Shareholders to be held in 2001, a Shareholder proposal must be received by Vivian H. Liu, Secretary, NexMed, Inc., 350 Corporate Boulevard, Robbinsville, New Jersey 08691, no later than December 6, 2000.

                                 OTHER MATTERS

      The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

      It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to vote. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or vote these proxies by telephone at (800) 240-6326 or by internet at http/www.eproxy.com/nexm/.


                           INCORPORATION BY REFERENCE

      The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 is incorporated by reference into this Proxy Statement. A copy of such Annual Report on Form 10-KSB has been mailed herewith to Shareholders of the Company on the Record Date.

                                        By Order of the Board of Directors,


                                        /s/
                                        ----------------------------------------
                                        Vivian H. Liu
                                        Secretary

April __, 2000
Robbinsville, NJ

                                 [Company logo]


To Our Shareholders,

You are cordially invited to attend our Annual Meeting of Shareholders, to be held in the conference room of NexMed, Inc.'s facilities at 350 Corporate Boulevard, Robbinsville, NJ 08691, at 10:00 A.M. on Monday, June 19, 2000.

The enclosed Proxy Statement provides you with additional details about items that will be addressed at the Annual Meeting. Following consideration of the proposals set forth in the Proxy Statement, an overview of NexMed, Inc.'s activities will be presented and we will be available to answer any questions you may have. After reviewing the Proxy Statement, please sign, date and indicate your vote for the items listed on the Proxy Card below and return it by mail in the enclosed, postage-paid envelope, or vote by telephone by calling
(800) 240-6326 (U.S. only), or by internet at http://www.eproxy.com/nexm/, whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.



                                                  Sincerely,

                                                  Vivian H. Liu
                                                  Secretary


          NexMed, Inc. 350 Corporate Boulevard Robbinsville, NJ 08691


--------------------------------------------------------------------------------

[Company logo] 350 CORPORATE BOULEVEARD
               ROBBINSVILLE, NJ 08691                                      PROXY
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Vivian H. Liu and Y. Joseph Mo, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of NexMed, Inc. to be held in the conference room of NexMed, Inc.'s facilities at 350 Corporate Boulevard, Robbinsville New Jersey on Monday, June 19, 2000, at 10:00 A.M., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters or proporsals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. ANY PRIOR PROXY IS HEREBY REVOKED.

                              (Please detach here)

--------------------------------------------------------------------------------

                                                              ------------------
                                                              COMPANY #
                                                              CONTROL #
                                                              ------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZED THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote you proxy 24 hours a day, 7 days a week, until 12:00 p.m. on June 16, 2000.
o Your will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o     Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - HTTP://WWW.EPROXY.COM/NEXM/ - QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on June 16, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NexMed, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St-Paul, MN 55164-0873.


     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                        |                            |
                        V     PLEASE DETACH HERE     V


                         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBER 1, 2, 3, 4 AND 5.

1. Election of Director:      01 Gilbert S. Banker                                  |_|  Vote FOR            |_|  Vote WITHHELD
                                                                                         the nominee              from the nominee
                                                                                         (except as marked)

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent
   auditors of NexMed, Inc.                                                             |_|   FOR     |_|   AGAINST    |_|   ABSTAIN

3. Approval of an amendment to the NexMed, Inc. Stock Option and Long-Term Incentive
   Compensation Plan to increase the number of shares authorized for issuance
   thereunder from 3,000,000 to 6,000,000.                                              |_|   FOR     |_|   AGAINST    |_|   ABSTAIN

4. Approval of an amendment to the NexMed, Inc. Recognition and Retention Stock
   Incentive Plan to increase the number of shares authorized for issuance
   thereunder from 1,000,000 to 1,500,000.                                              |_|   FOR     |_|   AGAINST    |_|   ABSTAIN

5. Approval of an amendment to the Articles of Incorporation of NexMed, Inc. to
   increase the number of shares of common stock authorized for issuance thereunder
   from 40,000,000 to 80,000,000.                                                       |_|   FOR     |_|   AGAINST    |_|   ABSTAIN

Address Change? Mark Box  |_|          Indicate changes below                             Date:
                                                                                               -----------------------------------

                                                                                       ---------------------------------------------


                                                                                       ---------------------------------------------

                                                                                       Signature(s) in Box

                                                                                       Please sign exactly as your name appears at
                                                                                       the left. When shares are held by joint
                                                                                       tenants, both should sign. When signing as
                                                                                       attorney, executor, administrator, trustee or
                                                                                       corporation, please sign in full corporate
                                                                                       name by president or other authorized person.
                                                                                       If a partnership, please sign in partnership
                                                                                       name by authorized person.


                                  NEXMED, INC.
                            350 Corporate Boulevard
                            Robbinsville, New Jersey


                                                                  April 27, 2000

Dear Shareholder:

      On April 3, 2000, the Board of Directors of NexMed, Inc., a Nevada corporation (the "Company"), declared a dividend distribution of one preferred share purchase right (the "Right") for each outstanding share of the Company's common stock, $.001 par value per share (the "Common Stock"), to shareholders of record at the close of business on April 21, 2000. One Right will also be distributed for each share of Common Stock issued after April 21, 2000, until the Distribution Date (which is described in the next paragraph). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredths of a share (a "Unit") of Series A Junior Participating Preferred Stock, $.001 par value per share (the "Preferred Stock"), at a Purchase Price of $100.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of April 3, 2000 (the "Rights Agreement") between the Company and Norwest Bank Minnesota, N.A., as Rights Agent.

      Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) ten (10) business days following the public announcement of a tender offer or exchange offer that would, if consummated, result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock, subject to certain limitations.

      Under the terms of the Rights Agreement, Dr. Y. Joseph Mo, who beneficially owns approximately 12.12% of the outstanding shares of the Company's Common Stock as of the date hereof, and certain of Dr. Mo's affiliates and associates (collectively, with Dr. Mo, the "Mo Entities") will be permitted to continue to own such shares and to increase such ownership to up to 25% of the outstanding shares of Common Stock, without becoming an Acquiring Person and triggering a Distribution Date.

      Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after April 21, 2000 will contain a notation incorporating the Rights Agreement by


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

reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding, even without such notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 3, 2010, subject to extension by the Board of Directors, unless earlier redeemed by the Company as described below.

      In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right (the "Flip-In Right") to receive, at the time specified in the Rights Agreement, (x) upon exercise and payment of the Purchase Price, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right or (y) at the discretion of the Board of Directors, upon exercise and without payment of the Purchase Price, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to the difference between the Purchase Price of the Right and the value of the consideration which would be payable under clause (x). Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

      In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger, statutory share exchange or other business combination in which the Company is not the surviving corporation, (ii) the Company is the surviving party in a merger, statutory share exchange or other business combination and all or part of the Company's Common Stock is exchanged for stock or other securities of another corporation, or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common stock of the acquiring corporation having a value equal to two times the Purchase Price of the Right. The holders of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

      The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or
(iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in each such case, prior to the Distribution Date.

      With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

      At any time after any person becomes an Acquiring Person, the Company may exchange all or part of the Rights for shares of Common Stock at an exchange ratio of one share per Right, as appropriately adjusted to reflect any stock dividend, stock split or similar transaction.

      In general, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, at any time until 10 business days following the Stock Acquisition Date. After the redemption period has expired, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to less than 15% (or, in the case of the Mo Entities, 25% or less) of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there are no other Acquiring Persons. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

      Prior to the Distribution Date, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made when the Rights are not redeemable.

      The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes the Certificate of Designation setting forth the terms of the Series A Junior Participating Preferred Stock, the Form of the Rights Certificate and the Summary of Rights to Purchase Shares, was filed on April __, 2000 with the Securities and Exchange Commission as an exhibit to the Company's Form 8-A and as an exhibit to the Company's current report on Form 8-K and incorporated herein by reference. The foregoing is qualified in its entirety by reference thereto.

      Your Board of Directors and management are enthusiastic about the potential of the Company and are committed to serving the best interests of its shareholders. These new Rights are intended to preserve the value of your investment in the Company.


                                        Very truly yours,


                                        /s/
                                        ----------------------------------------
                                        Y. Joseph Mo
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer


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